Exhibit 10.41

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

AMENDMENT NUMBER TWO

Letter Agreement

dated as of July 12, 2011

by and between

PENNYMAC CORP.

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER TWO is made this 1st day of February, 2012, by and among PENNYMAC CORP., as purchaser (the “Purchaser”), and CITIGROUP GLOBAL MARKETS REALTY CORP. (the “Seller”), to the Letter Agreement, dated as of July 12, 2011 (as amended, the “Agreement”), by and between the Seller and the Purchaser.

RECITALS

WHEREAS, the Seller and the Purchaser desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Seller and the Purchaser each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.                            Amendments.  Effective as of February 1, 2012, the Agreement is hereby amended as follows:

(a)                                 Section 1 (Closing Date) of the Agreement is hereby amended by deleting the phrase “June 22, 2012” and replacing it with “December 27, 2012”.

(b)                                 Section 4 (Purchase Price Percentage) of the Agreement is hereby amended by deleting the phrase “*** (***) days” and replacing it with “*** (***) days”.

SECTION 2.                            Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.                            Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number Two shall apply to all

Assets subject to the Agreement notwithstanding that any such Assets were sold to the Purchaser prior to the date of this Amendment Number Two.

SECTION 4.                            Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law which shall govern).

SECTION 5.                            Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  The parties agree that this Amendment Number Two and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the parties.

[Signature Page Follows]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Seller)

By:	/s/ Thomas F. Rollauer Jr.
Name:	Thomas F. Rollauer, Jr.
Title:	Authorized Agent

PENNYMAC CORP.
(Purchaser)

By:	/s/Vandad Fartaj
Name:	Vandad Fartaj
Title:	Chief Investment Officer

Amendment Number Two (February 2012)